Exhibit 10.46
AMENDMENT 13

This Amendment 13 (“Amendment 13”) effective as of this 1st day of January, 2010 (“Effective Date”) between Double-Take Software, Inc. (formerly known as NSI Software, Inc.), 257 Turnpike Road, Suite 210, Southborough, MA 01772 (“Double-Take”) and Sunbelt Software Distribution, Inc.,  33 North Garden, Suite 1200, Clearwater, FL 33755 (“VAR”) amends the Xcelerate Partner Agreement (“Agreement”), between the parties dated August 2, 2001.

WHEREAS, Double-Take and VAR wish to modify certain provisions pertaining to Aggregate Dollar Commitment;

NOW THEREFORE in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.  The Aggregate Dollar Commitment (Schedule B, Section 4) shall be changed as follows:

The annual Aggregate Dollar Commitment is $9,500,000.00 which shall be distributed over the four contract quarters as indicated below:

Q1- 2010	Q2 - 2010	Q3 - 2010	Q4 - 2010
$2,000,000.00	$2,400,000.00	$2,100,000.00	$3,000,000.00

2.  Schedule B, Section 3(d) is deleted in its entirety.

Except as modified under this Amendment 13, all other terms and conditions of the Agreement shall remain in full force and effect.  In the event of a conflict between the terms and conditions of this Amendment 13 and the Agreement, the terms and conditions of this Amendment 13 shall supersede.

IN WITNESS THEREOF, the parties hereto have caused this Amendment 13 to be executed by their duly authorized representatives.

Double-Take Software, Inc.                                                                   Sunbelt Software Distribution, Inc.

Signature:       /s/ S. Craig Huke                                              Signature:   /s/ Alex Eckelberry

Print Name:     S. Craig Huke                                                                        Print Name:  Alex Eckelberry

Title: Chief Financial Officer                                                                        Title:      Chief Executive Officer

Date:         February 11, 2010                            Date:     February 10, 2010